Exhibit 99.1


                        UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF GEORGIA
                               NEWNAN DIVISION


IN RE:                           }    CASE NUMBER
                                 }    02-10835
                                 }
The NewPower Company, et. al.    }    JUDGE     W. Homer Drake, Jr.
                                 }
DEBTORS                          }    CHAPTER 11


                DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                FOR THE PERIOD

                           FROM 6/30/05 To 7/31/2005

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.


                                      Paul Ferdinands
                                      ------------------------
                                      Attorney for Debtor

Debtor's Address                      Attorney's Address
and Phone Number                      and Phone Number

P.O. Box 17296                        191 Peachtree St.
Stamford, Ct 06907                    Atlanta, GA 30303
Tel: (203) 329-8412                   Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835              Post Petition
                                        Totals

For Period from June 30, 2005 through July 31, 2005

Opening Cash Balance -6/30/05               $ 52,307

Inflows:
Customer Collections
Collateral Returned
  -Sureties
  -Security  Deposits
Sale Proceeds/Interest Income/Other               32
----------------------------------------------------
Total Inflows                                     32
----------------------------------------------------

                                                         Distribution of Outflows
Outflows:                                               NewPower         The NewPower
Post Petition:                                       Holdings, Inc.        Company
--------------                                       --------------        -------
Professionals - Bankruptcy                        52                 52
Consulting Fees
Lockbox Fees
Supplies & Misc
Rent                                               1                  1
Insurance
Utilities (Heat, Hydro, Phone, etc.)               0                  0
Payroll                                            7                  7
T&E Reimbursements
State Tax Payments
Distribution to Equity
--------------------------------------------------------------------------------------
Total Outflows                                    59                 59
--------------------------------------------------------------------------------------

-----------------------------------------------------
Net Cash Flows                                   (28)
-----------------------------------------------------

                                  -------------------
Closing Cash Balance                         $ 52,279
==================================-------------------

Amount of Cash Balance in  Reserve
for Classes 8 -12                              34,509


                                                                  Attachment 1


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from June 30, 2005 through July 31, 2005
Amounts in $000's


Accounts Receivable at Petition Date:         $ 75,200


Beginning of Month Balance*  - Gross          $ 13,476 (per 6/30/05 G/L)
PLUS:  Current Month New Billings                    -
LESS:  Collections During the Month                  -
                                          -------------

End of Month Balance - Gross                  $ 13,476 (per 7/31/05 G/L)
Allowance for Doubtful Accounts                (13,476)
                                          -------------

End of Month Balance - Net of Allowance            $ -
                                          =============

                                  Note:  The accounts receivable aging below
                                         relates only to deliveries to
                                         customers subsequent to the June 11,
                                         2002 petition date.



                                    AR Aging for Post Petition Receivables

                                    Current   > 30 days  > 60 days   Total
                                  ------------------------------------------

                                   $      -   $       -  $     111   $ 111

                                                                  Attachment 2


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from June 30, 2005 through July 31, 2005
Amounts in $000's


See attached System Generated A/P reports as of 7/31/2005 (Attachments 2A and
2B).


Beginning of Period Balance                  $ - (per 6/30/05 G/L)
PLUS:  New Indebtedness Incurred              53
LESS:  Amounts Paid on A/P                   (53)
                                     ------------

End of Month Balance                         $ - (per 7/31/05 G/L)
                                     ============

                             The New Power Company                  Exhibit 2A
                             Vendor Balance Detail
                              As of July 31, 2005


                                                    Date                 Num                Amount        Balance
                                                 ------------   -----------------------   ------------   -----------
Archivesone                                                                                                    0.00
                                                  07/24/2005    July Storage 919014            418.80        418.80
                                                  07/24/2005    200739                        -418.80          0.00
                                                                                          ------------   -----------
Total Archivesone                                                                                0.00          0.00

Kaster Moving Co. Inc.                                                                                         0.00
                                                  07/24/2005    32829 July - Aug                82.50         82.50
                                                  07/24/2005    200750                         -82.50          0.00
                                                                                          ------------   -----------
Total Kaster Moving Co. Inc.                                                                     0.00          0.00

King and Spalding                                                                                              0.00
                                                  07/24/2005    323755 May June 05           1,438.10      1,438.10
                                                  07/24/2005    200745                      -1,438.10          0.00
                                                                                          ------------   -----------
Total King and Spalding                                                                          0.00          0.00
PACER Service Center                                                                                           0.00
                                                  07/24/2005    April -June 05 np022            24.64         24.64
                                                  07/24/2005    200741                         -24.64          0.00
                                                                                          ------------   -----------
Total PACER Service Center                                                                       0.00          0.00

Poorman-Douglas Corporation                                                                                    0.00
                                                  07/24/2005    148521 June 05                 743.82        743.82
                                                  07/24/2005    200740                        -743.82          0.00
                                                                                          ------------   -----------
Total Poorman-Douglas Corporation                                                                0.00          0.00

Scherers Conferencing                                                                                          0.00
                                                  07/24/2005    June 008273                     42.30         42.30
                                                  07/24/2005    May 008273                      26.10         68.40
                                                  07/24/2005    200743                         -42.30         26.10
                                                  07/24/2005    200744                         -26.10          0.00
                                                                                          ------------   -----------
Total Scherers Conferencing                                                                      0.00          0.00

Sidley Austin Brown & Wood                                                                                     0.00
                                                  07/24/2005    25040388 June 05            44,990.72     44,990.72
                                                  07/24/2005    200746                     -44,990.72          0.00
                                                                                          ------------   -----------
Total Sidley Austin Brown & Wood                                                                 0.00          0.00

SNET                                                                                                           0.00
                                                  07/24/2005    2039662662870 June              10.90         10.90
                                                  07/24/2005    2033298412082 6-7'05           259.15        270.05
                                                  07/24/2005    200748                         -10.90        259.15
                                                  07/24/2005    200749                        -259.15          0.00
                                                                                          ------------   -----------
Total SNET                                                                                       0.00          0.00

U.S. Trustee Program Payment Center                                                                            0.00
                                                  07/24/2005    3230210836 Hldgs, In         3,750.00      3,750.00
                                                  07/24/2005    323-02-10837 TNPC              750.00      4,500.00
                                                  07/24/2005    200742                      -3,750.00        750.00
                                                  07/24/2005    200747                        -750.00          0.00
                                                                                          ------------   -----------
Total U.S. Trustee Program Payment Center                                                        0.00          0.00
                                                                                          ------------   -----------
Total                                                                                            0.00          0.00
                                                                                          ============   ===========


                                                                  Attachment 3


NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from June 30, 2005 through July 31, 2005
Amounts in $000's

Inventory Report
----------------

Inventory Balance at Petition Date              $ 15,587


Inventory at Beginning of Period                     $ - (per 6/30/05 G/L)
PLUS:  Inventrory Purchased                            -
LESS:  Inventory Used or Sold                          -
                                             ------------

End of Month Balance                                 $ - (per 7/31/05 G/L)
                                             ============


Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report
------------------

Book Value at Petition Date                      $ 1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period                  $ -
Less:  Depreciation Expense                            -
Less:  Dispositions                                    -
Add:  Purchases                                        -
                                             ------------

Fixed Assets at End of Period                        $ -
                                             ============

                                                                  Attachment 4
                                                                  Page 1 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Concentration Account
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance         $           1,630,965.77
Total Deposits            $               3,511.62
Total Payments            $              59,817.87
Closing Balance           $           1,574,659.52
Service Charges           $                 259.10

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 2 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Money Market

Beginning Balance         $          16,195,735.07
Total Deposits            $               8,940.93
Total Payments
Closing Balance           $          16,204,676.00
Service Charges           $                      -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

                                                                  Attachment 4
                                                                  Page 3 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company Reserve Account
Account Number:
Purpose of Account:       Reserve for Shareholder Distributions

Beginning Balance         $    34,489,510.15
Total Deposits            $        19,040.10
Total Payments
Closing Balance           $    34,508,550.25
Service Charges           $                -

First Check issued this Period                     N/A
Last Check issued this Period                      N/A
Total # of checks issued this Period               N/A

April 2005 Interest       $        18,396.07
May 2005 Interest         $        19,019.43
June 2005 Interest        $        18,416.06
July 2005 Interest        $        19,040.10
Interest Calculations:


                                   Shares        Distribution     2004 Int.     Q1 2005      Q2 2005      Jul-05        Balance
Lana Pai                            1,032,000      608,880.00       729.73       947.70        989.97      337.61       611,885.02
Enron Energy Services               8,650,400    5,103,736.00     6,116.75     7,943.81      8,298.11    2,829.89     5,128,924.56
Cortez Energy Services              5,000,000    2,950,000.00     3,535.53     4,591.59      4,796.38    1,635.70     2,964,559.19
McGarrett I,  LLC                   6,766,400    3,653,856.00     4,379.09     5,687.12      5,940.77    2,025.97     3,671,888.94
McGarrett II,  LLC                  8,458,200    4,567,428.00     5,473.99     7,109.06      7,426.14    2,532.52     4,589,969.71
McGarrett III, LLC                  2,791,800    1,507,572.00     1,806.80     2,346.49      2,451.15      835.91     1,515,012.35
                                                                                                                               -
Surfboards & Co.- warrants          5,404,800    2,918,592.00     3,497.89     4,542.70      4,745.31    1,618.28     2,932,996.18
EES Warrant Trust - warrants       24,117,800   13,023,612.00    15,608.59    20,270.86     21,174.96    7,221.24    13,087,887.66
Ari Benacerraf- options                10,000        5,400.00         6.47         8.40          8.78        2.99         5,426.65

                                               -----------------------------------------------------------------------------------
                                                34,339,076.00    41,154.84    53,447.73     55,831.56   19,040.10    34,508,550.25


                                                                  Attachment 4
                                                                  Page 4 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                   $0.00
Total Deposits                     $78.15
Total Payments                     $78.15
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                      200738
Last Check issued this Period                       200750
Total # of checks issued this Period                    13

                                                                  Attachment 4
                                                                  Page 5 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:       Controlled Disbursements (Customer Refunds)

Beginning Balance                       $0.00
Total Deposits                          $0.00
Total Payments                          $0.00
Closing Balance                         $0.00
Service Charges            N/A

First Check issued this Period                          NA
Last Check issued this Period                           NA
Total # of checks issued this Period                    NA

                                                                  Attachment 4
                                                                  Page 6 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower ACH Account
Account Number:
Purpose of Account:       ACH (T&E)

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges           N/A

First Check issued this Period             N/A
Last Check issued this Period              N/A
Total # of checks issued this Period       N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 7 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Herndon, VA  ABA # 051400549
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Natural Gas Collections

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges           N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                        ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 8 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/ IBM Collections

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges                  $0.00

First Check issued this Period                   N/A
Last Check issued this Period                    N/A
Total # of checks issued this Period             N/A


                         ACCOUNT CLOSED

                                                                  Attachment 4
                                                                  Page 9 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:       Payroll

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges           N/A

First Check issued this Period                N/A
Last Check issued this Period                 N/A
Total # of checks issued this Period          N/A


                        ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 10 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             NewPower Enron Segregated A/C
Account Number:
Purpose of Account:       Concentration Account

Beginning Balance                  $0.00
Total Deposits                     $0.00
Total Payments                     $0.00
Closing Balance                    $0.00
Service Charges            N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                           ACCOUNT CLOSED


                                                                  Attachment 4
                                                                 Page 11 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       CAN$ Operating A/C

Beginning Balance                $0.00 CAN$
Total Deposits
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges           $        -

First Check issued this Period                  NA
Last Check issued this Period                   NA
Total # of checks issued this Period             0


                    ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 12 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             First Union/ Wachovia
Branch:                   Charlotte, NC ABA # 053000219
Account Name:             The New Power Company
Account Number:
Purpose of Account:       Power/AES Collections

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges           N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 13 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             Royal Bank of Canada
Branch:                   Ontario Transit # 00192
Account Name:             The New Power Company
Account Number:
Purpose of Account:       US$ A/C

Beginning Balance                 $0.00
Total Deposits                    $0.00
Total Payments                    $0.00
Closing Balance                   $0.00
Service Charges           N/A

First Check issued this Period                 N/A
Last Check issued this Period                  N/A
Total # of checks issued this Period           N/A


                      ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 14 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   New York ABA # 021000021
Account Name:             The New Power Company
Account Number:
Purpose of Account:       WildCard ATM Settlement

Beginning Balance                $0.00
Total Deposits                   $0.00
Total Payments                   $0.00
Closing Balance                  $0.00
Service Charges           N/A

First Check issued this Period              N/A
Last Check issued this Period               N/A
Total # of checks issued this Period        N/A


                        ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 15 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             JP Morgan Chase
Branch:                   Syracuse, NY
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Controlled Disbursements (A/P)

Beginning Balance                   $0.00
Total Deposits                      $0.00
Total Payments                      $0.00
Closing Balance                     $0.00
Service Charges           N/A

First Check issued this Period                None
Last Check issued this Period                 None
Total # of checks issued this Period          None


                       ACCOUNT CLOSED

                                                                  Attachment 4
                                                                 Page 16 of 16


Name of Debtor :          NewPower Holdings Inc.
Case # :                  02-10835
Reporting Period:         7/01/2005-7/31/2005

Name of Bank:             Credit Suisse Asset Management
Branch:                   466 Lexington Ave.  NY, NY 10017-3140
Account Name:             NewPower Holdings, Inc.
Account Number:
Purpose of Account:       Short Term Cash Mgmt Portfolio

Beginning Balance                     $0.00
Total Deposits                        $0.00
Total Payments                        $0.00
Closing Balance                       $0.00
Service Charges            N/A

First Check issued this Period                    N/A
Last Check issued this Period                     N/A
Total # of checks issued this Period              N/A


                         ACCOUNT CLOSED

                                                                     Exhibit 5

                            The New Power Company
                                 Check Detail
                                  July 2005


          Num                 Date                          Name                        Paid Amount
------------------------   ------------   -----------------------------------------    --------------
200738                      07/24/2005    M. Patricia Foster                                3,606.81
200739                      07/24/2005    Archivesone                                         418.80
200740                      07/24/2005    Poorman-Douglas Corporation                         743.82
200741                      07/24/2005    PACER Service Center                                 24.64
200742                      07/24/2005    U.S. Trustee Program Payment Center               3,750.00
200743                      07/24/2005    Scherers Conferencing                                42.30
200744                      07/24/2005    Scherers Conferencing                                26.10
200745                      07/24/2005    King and Spalding                                 1,438.10
200746                      07/24/2005    Sidley Austin Brown & Wood                       44,990.72
200747                      07/24/2005    U.S. Trustee Program Payment Center                 750.00
200748                      07/24/2005    SNET                                                 10.90
200749                      07/24/2005    SNET                                                259.15
200750                      07/24/2005    Kaster Moving Co. Inc.                               82.50



                                                                   Page 1 of 1


                                                                  Attachment 6


NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from June 30, 2005 through July 31, 2005
Amounts in $000's

Taxes Paid During the Month
---------------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.


Taxes Owed and Due
------------------

Not Applicable - All of our employees are leased through Administaff. Administaff bears all responsibility for the documentation and filing of payroll taxes and withholdings. We also, from time to time, have special pays that are done through a service provider - ADP. In those instances, ADP is responsible for making the required payroll tax filings.

                                                                 Attachment 7A


NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages For Period from June 30, 2005 through July 31, 2005
Amounts in $000's


Summary of Officer Compensation
-------------------------------

See supplemental attachment.

Personnel Report
----------------
                                                      Full Time  Part Time
# of Employees at beginning of period                                    1
# hired during the period                                    -           -
# terminated/resigned during period                          -           -
                                                    ------------------------
# employees on payroll - end of period                       0           1
                                                    ========================

# of employees on temporary consulting assignments                       0

Confirmation of Insurance
-------------------------

See supplemental attachment. *



* Omitted

                                                                 Attachment 7B
                                                                (Supplemental)


                  Payments made to insiders 7/01/05 - 7/31/05

Payments are in gross amts

                             Title                     Amount        Date        Type

FOSTER, MARY                 President & CEO          $  5,208.33   7/15/2005   Salary for pay period 7/01 - 7/15
                                                      $  5,208.33   7/31/2005   Salary for pay period 7/16 - 7/31

                                                  ---------------

                                                      $ 10,416.67
                                                  ===============


                                                                  Attachment 8


NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from June 30, 2005 through July 31, 2005

None